Exhibit 14

                                                  POWER OF ATTORNEY

                                                         RE

                                    GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY.


Know all men by these presents, that I, Robert Gratton, a Member of the Board of Directors of Great-West Life & Annuity Insurance Company, a Colorado corporation, do hereby constitute and appoint each of D.C. Lennox and G.R. Derback as my true and lawful attorney and agent for me and in my name and on my behalf to do, individually and without the concurrence of the other attorney and agent, any and all acts and things and to execute any and all instruments which either said attorney and agent may deem necessary or desirable to enable Great-West Life & Annuity Insurance Company and FUTUREFUNDS Series Account, a separate and distinct fund governed by the provisions of the Colorado Insurance Code, to comply with the Securities Act of 1933 and Investment Company Act of 1940, and any rules, regulations, and requirements of the Securities and Exchange Commission and under both Acts, in connection with the registration under said Acts of variable annuity contracts (being Registration No. 2-89550), including specifically, but without limiting the generality of the foregoing, power and authority to sign my name, in my capacity as a Member of the Board of Directors of Great-West Life & Annuity Insurance Company to the amendment to the Registration Statement (Form N-4) of FUTUREFUNDS Series Account filed with the Securities and Exchange Commission, said amendment to be Post-Effective Amendment No. 14 under the Securities Act of 1933 and Amendment No. 9 under the Investment Company Act of 1940 with respect to said Registration No. 2-89550, and to any and all amendments to the said Registration Statement, and I hereby ratify and confirm all that either said attorney and agent shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 30th day of April, 1991.

                                                       /s/ Robert Gratton

                           Member, Board of Directors

                            Great-West Life & Annuity

                                Insurance Company

Witness:


/s/ D.C. Lennox

                                                  POWER OF ATTORNEY

                                                         RE

                                    GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY.


Know all men by these presents, that I, James W. Burns, a Member of the Board of Directors of Great-West Life & Annuity Insurance Company, a Colorado corporation, do hereby constitute and appoint each of D.C. Lennox and G.R. Derback as my true and lawful attorney and agent for me and in my name and on my behalf to do, individually and without the concurrence of the other attorney and agent, any and all acts and things and to execute any and all instruments which either said attorney and agent may deem necessary or desirable to enable Great-West Life & Annuity Insurance Company and FUTUREFUNDS Series Account, a separate and distinct fund governed by the provisions of the Colorado Insurance Code, to comply with the Securities Act of 1933 and Investment Company Act of 1940, and any rules, regulations, and requirements of the Securities and Exchange Commission and under both Acts, in connection with the registration under said Acts of variable annuity contracts (being Registration No. 2-89550), including specifically, but without limiting the generality of the foregoing, power and authority to sign my name, in my capacity as a Member of the Board of Directors of Great-West Life & Annuity Insurance Company to the amendment to the Registration Statement (Form N-4) of FUTUREFUNDS Series Account filed with the Securities and Exchange Commission, said amendment to be Post-Effective Amendment No. 14 under the Securities Act of 1933 and Amendment No. 9 under the Investment Company Act of 1940 with respect to said Registration No. 2-89550, and to any and all amendments to the said Registration Statement, and I hereby ratify and confirm all that either said attorney and agent shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 30th day of April , 1991.

                                                       /s/ James W. Burns
                           Member, Board of Directors

                            Great-West Life & Annuity

                                Insurance Company

Witness:


/s/ D.C. Lennox

                                                  POWER OF ATTORNEY

                                                         RE

                                    GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY.


Know all men by these presents, that I, Orest T. Dackow, a Member of the Board of Directors of Great-West Life & Annuity Insurance Company, a Colorado corporation, do hereby constitute and appoint each of D.C. Lennox and G.R. Derback as my true and lawful attorney and agent for me and in my name and on my behalf to do, individually and without the concurrence of the other attorney and agent, any and all acts and things and to execute any and all instruments which either said attorney and agent may deem necessary or desirable to enable Great-West Life & Annuity Insurance Company and FUTUREFUNDS Series Account, a separate and distinct fund governed by the provisions of the Colorado Insurance Code, to comply with the Securities Act of 1933 and Investment Company Act of 1940, and any rules, regulations, and requirements of the Securities and Exchange Commission and under both Acts, in connection with the registration under said Acts of variable annuity contracts (being Registration No. 2-89550), including specifically, but without limiting the generality of the foregoing, power and authority to sign my name, in my capacity as a Member of the Board of Directors of Great-West Life & Annuity Insurance Company to the amendment to the Registration Statement (Form N-4) of FUTUREFUNDS Series Account filed with the Securities and Exchange Commission, said amendment to be Post-Effective Amendment No. 14 under the Securities Act of 1933 and Amendment No. 9 under the Investment Company Act of 1940 with respect to said Registration No. 2-89550, and to any and all amendments to the said Registration Statement, and I hereby ratify and confirm all that either said attorney and agent shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 30th day of April , 1991.

                                                       /s/ Orest T. Dackow
                           Member, Board of Directors

                            Great-West Life & Annuity

                                Insurance Company

Witness:


/s/ D.C. Lennox

                                                  POWER OF ATTORNEY

                                                         RE

                                    GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY.


Know all men by these presents, that I, Paul Desmarais, Jr., a Member of the Board of Directors of Great-West Life & Annuity Insurance Company, a Colorado corporation, do hereby constitute and appoint each of D.C. Lennox and G.R. Derback as my true and lawful attorney and agent for me and in my name and on my behalf to do, individually and without the concurrence of the other attorney and agent, any and all acts and things and to execute any and all instruments which either said attorney and agent may deem necessary or desirable to enable Great-West Life & Annuity Insurance Company and FUTUREFUNDS Series Account, a separate and distinct fund governed by the provisions of the Colorado Insurance Code, to comply with the Securities Act of 1933 and Investment Company Act of 1940, and any rules, regulations, and requirements of the Securities and Exchange Commission and under both Acts, in connection with the registration under said Acts of variable annuity contracts (being Registration No. 2-89550), including specifically, but without limiting the generality of the foregoing, power and authority to sign my name, in my capacity as a Member of the Board of Directors of Great-West Life & Annuity Insurance Company to the amendment to the Registration Statement (Form N-4) of FUTUREFUNDS Series Account filed with the Securities and Exchange Commission, said amendment to be Post-Effective Amendment No. 14 under the Securities Act of 1933 and Amendment No. 9 under the Investment Company Act of 1940 with respect to said Registration No. 2-89550, and to any and all amendments to the said Registration Statement, and I hereby ratify and confirm all that either said attorney and agent shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 30th day of April , 1991.

                             /s/ Paul Desmarais, Jr.

                           Member, Board of Directors

                            Great-West Life & Annuity

                                Insurance Company

Witness:


/s/ D.C. Lennox

                                                  POWER OF ATTORNEY

                                                         RE

                                    GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY.


Know all men by these presents, that I, Kevin P. Kavanagh, a Member of the Board of Directors of Great-West Life & Annuity Insurance Company, a Colorado corporation, do hereby constitute and appoint each of D.C. Lennox and G.R. Derback as my true and lawful attorney and agent for me and in my name and on my behalf to do, individually and without the concurrence of the other attorney and agent, any and all acts and things and to execute any and all instruments which either said attorney and agent may deem necessary or desirable to enable Great-West Life & Annuity Insurance Company and FUTUREFUNDS Series Account, a separate and distinct fund governed by the provisions of the Colorado Insurance Code, to comply with the Securities Act of 1933 and Investment Company Act of 1940, and any rules, regulations, and requirements of the Securities and Exchange Commission and under both Acts, in connection with the registration under said Acts of variable annuity contracts (being Registration No. 2-89550), including specifically, but without limiting the generality of the foregoing, power and authority to sign my name, in my capacity as a Member of the Board of Directors of Great-West Life & Annuity Insurance Company to the amendment to the Registration Statement (Form N-4) of FUTUREFUNDS Series Account filed with the Securities and Exchange Commission, said amendment to be Post-Effective Amendment No. 14 under the Securities Act of 1933 and Amendment No. 9 under the Investment Company Act of 1940 with respect to said Registration No. 2-89550, and to any and all amendments to the said Registration Statement, and I hereby ratify and confirm all that either said attorney and agent shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 30th day of April , 1991.

                              /s/ Kevin P. Kavanagh

                           Member, Board of Directors

                            Great-West Life & Annuity

                                Insurance Company

Witness:


/s/ D.C. Lennox

                                                  POWER OF ATTORNEY

                                                         RE

                                    GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY.


Know all men by these presents, that I, P. Michael Pitfield, a Member of the Board of Directors of Great-West Life & Annuity Insurance Company, a Colorado corporation, do hereby constitute and appoint each of D.C. Lennox and G.R. Derback as my true and lawful attorney and agent for me and in my name and on my behalf to do, individually and without the concurrence of the other attorney and agent, any and all acts and things and to execute any and all instruments which either said attorney and agent may deem necessary or desirable to enable Great-West Life & Annuity Insurance Company and FUTUREFUNDS Series Account, a separate and distinct fund governed by the provisions of the Colorado Insurance Code, to comply with the Securities Act of 1933 and Investment Company Act of 1940, and any rules, regulations, and requirements of the Securities and Exchange Commission and under both Acts, in connection with the registration under said Acts of variable annuity contracts (being Registration No. 2-89550), including specifically, but without limiting the generality of the foregoing, power and authority to sign my name, in my capacity as a Member of the Board of Directors of Great-West Life & Annuity Insurance Company to the amendment to the Registration Statement (Form N-4) of FUTUREFUNDS Series Account filed with the Securities and Exchange Commission, said amendment to be Post-Effective Amendment No. 14 under the Securities Act of 1933 and Amendment No. 9 under the Investment Company Act of 1940 with respect to said Registration No. 2-89550, and to any and all amendments to the said Registration Statement, and I hereby ratify and confirm all that either said attorney and agent shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 30th day of April , 1991.

                             /s/ P. Michael Pitfield

                           Member, Board of Directors

                            Great-West Life & Annuity

                                Insurance Company

Witness:


/s/ D.C. Lennox

                                                  POWER OF ATTORNEY

                                                         RE

                                    GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY.


Know all men by these presents, that I, Michel Plessis-Belair, a Member of the Board of Directors of Great-West Life & Annuity Insurance Company, a Colorado corporation, do hereby constitute and appoint each of D.C. Lennox and G.R. Derback as my true and lawful attorney and agent for me and in my name and on my behalf to do, individually and without the concurrence of the other attorney and agent, any and all acts and things and to execute any and all instruments which either said attorney and agent may deem necessary or desirable to enable Great-West Life & Annuity Insurance Company and FUTUREFUNDS Series Account, a separate and distinct fund governed by the provisions of the Colorado Insurance Code, to comply with the Securities Act of 1933 and Investment Company Act of 1940, and any rules, regulations, and requirements of the Securities and Exchange Commission and under both Acts, in connection with the registration under said Acts of variable annuity contracts (being Registration No. 2-89550), including specifically, but without limiting the generality of the foregoing, power and authority to sign my name, in my capacity as a Member of the Board of Directors of Great-West Life & Annuity Insurance Company to the amendment to the Registration Statement (Form N-4) of FUTUREFUNDS Series Account filed with the Securities and Exchange Commission, said amendment to be Post-Effective Amendment No. 14 under the Securities Act of 1933 and Amendment No. 9 under the Investment Company Act of 1940 with respect to said Registration No. 2-89550, and to any and all amendments to the said Registration Statement, and I hereby ratify and confirm all that either said attorney and agent shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 30th day of April , 1991.

                            /s/ Michel Plessis-Belair

                           Member, Board of Directors

                            Great-West Life & Annuity

                                Insurance Company

Witness:


/s/ D.C. Lennox

                                                  POWER OF ATTORNEY

                                                         RE

                                    GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY.


Know all men by these  presents,  that I, J.  Balog,  a Member  of the  Board of
Directors of Great-West Life & Annuity Insurance Company, a Colorado corporation, do hereby constitute and appoint each of D.C. Lennox and G.R. Derback as my true and lawful attorney and agent for me and in my name and on my behalf to do, individually and without the concurrence of the other attorney and agent, any and all acts and things and to execute any and all instruments which either said attorney and agent may deem necessary or desirable to enable Great-West Life & Annuity Insurance Company and FutureFunds Series Account, a separate and distinct fund governed by the provisions of the Colorado Insurance Code, to comply with the Securities Act of 1933 and Investment Company Act of 1940, and any rules, regulations, and requirements of the Securities and Exchange Commission thereunder, in connection with the registration under said Acts of variable annuity contracts, including specifically, but without limiting the generality of the foregoing, power and authority to sign my name, in my capacity as a Member of the Board of Directors of Great-West Life & Annuity Insurance Company to any and all amendments to the Registration Statement (Form N-4) of Great-West Life & Annuity Insurance Company and FutureFunds Series Account (Registration No. 2-89550), and I hereby ratify and confirm all that either said attorney and agent shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 25th day of May , 1993.

                                                       /s/ James Balog

                           Member, Board of Directors

                            Great-West Life & Annuity

                                Insurance Company

Witness:


/s/ Beverly A. Byrne

                                                  POWER OF ATTORNEY

                                                         RE

                                    GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY.


Know all men by these presents, that I, J.E.A. Nickerson, a Member of the Board of Directors of Great-West Life & Annuity Insurance Company, a Colorado corporation, do hereby constitute and appoint each of D.C. Lennox and G.R. Derback as my true and lawful attorney and agent for me and in my name and on my behalf to do, individually and without the concurrence of the other attorney and agent, any and all acts and things and to execute any and all instruments which either said attorney and agent may deem necessary or desirable to enable Great-West Life & Annuity Insurance Company and FutureFunds Series Account, a separate and distinct fund governed by the provisions of the Colorado Insurance Code, to comply with the Securities Act of 1933 and Investment Company Act of 1940, and any rules, regulations, and requirements of the Securities and Exchange Commission thereunder, in connection with the registration under said Acts of variable annuity contracts, including specifically, but without limiting the generality of the foregoing, power and authority to sign my name, in my capacity as a Member of the Board of Directors of Great-West Life & Annuity Insurance Company to any and all amendments to the Registration Statement (Form N-4) of Great-West Life & Annuity Insurance Company and FutureFunds Series Account (Registration No. 2-89550), and I hereby ratify and confirm all that either said attorney and agent shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 15th day of July , 1994.

                              /s/ J.E.A. Nickerson

                           Member, Board of Directors

                            Great-West Life & Annuity

                                Insurance Company

Witness:


/s/ M. Lynne Reid

                                                  POWER OF ATTORNEY

                                                         RE

                                    GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY.


Know all men by these presents, that I, B.E. Walsh, a Member of the Board of Directors of Great-West Life & Annuity Insurance Company, a Colorado corporation, do hereby constitute and appoint each of D.C. Lennox and G.R. Derback as my true and lawful attorney and agent for me and in my name and on my behalf to do, individually and without the concurrence of the other attorney and agent, any and all acts and things and to execute any and all instruments which either said attorney and agent may deem necessary or desirable to enable Great-West Life & Annuity Insurance Company and FutureFunds Series Account, a separate and distinct fund governed by the provisions of the Colorado Insurance Code, to comply with the Securities Act of 1933 and Investment Company Act of 1940, and any rules, regulations, and requirements of the Securities and Exchange Commission thereunder, in connection with the registration under said Acts of variable annuity contracts, including specifically, but without limiting the generality of the foregoing, power and authority to sign my name, in my capacity as a Member of the Board of Directors of Great-West Life & Annuity Insurance Company to any and all amendments to the Registration Statement (Form N-4) of Great-West Life & Annuity Insurance Company and FutureFunds Series Account (Registration No. 2-89550), and I hereby ratify and confirm all that either said attorney and agent shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 20th day of October , 1995.

                                                       /s/ Brian E. Walsh
                           Member, Board of Directors

                            Great-West Life & Annuity

                                Insurance Company

Witness:


/s/ M. Canty